UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2011 (January 19, 2011)

ISLE OF CAPRI CASINOS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-20538	41-1659606
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

600 Emerson Road, Suite 300, St. Louis, Missouri	63141
(Address of principal executive offices)	(Zip Code)

(314) 813-9200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.245)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On January 19, 2011, Isle of Capri Casinos, Inc. (the “Company”) entered into an equity underwriting agreement (the “Underwriting Agreement”) with Deutsche Bank Securities Inc. (the “Underwriter”).  Pursuant to the Underwriting Agreement, the Company agreed to issue and sell to the Underwriter, and the Underwriter agreed to purchase for resale to the public, 5,300,000 shares of common stock (the “Common Stock”) of the Company, par value $0.01 per share (the “Offering”). In addition, the Company granted a 30-day option to the Underwriter to purchase up to an additional 795,000 shares of Common Stock from the Company to cover over-allotments, if any.

The foregoing description of the Underwriting Agreement is only a summary and does not purport to be complete and is qualified in its entirety by reference to the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Offering is being made pursuant to a shelf registration statement the Company filed with the Securities and Exchange Commission (the “Commission”) that became effective on September 3, 2009 (Registration No. 333-160526).  Additionally, a prospectus supplement relating to the Offering has been filed with the Commission.  The closing of the Offering is expected to take place on or about January 25, 2011, subject to the satisfaction of customary closing conditions.

The legal opinion and consent of Mayer Brown LLP relating to the Common Stock is filed as Exhibit 5.1 to this Current Report on Form 8-K.

The Company’s press release, dated January 20, 2011, announcing the pricing of the Offering is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
1.1	Equity Underwriting Agreement, dated January 19, 2011, between Isle of Capri Casinos, Inc. and Deutsche Bank Securities Inc.
5.1	Opinion of Mayer Brown LLP
23.1	Consent of Mayer Brown LLP (included in Exhibit 5.1 hereto)
99.1	Press Release, dated January 20, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

ISLE OF CAPRI CASINOS, INC.

Date: January 20, 2011	By:	/s/ Edmund L. Quatmann, Jr.
	Name:	Edmund L. Quatmann, Jr.
	Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
1.1	Equity Underwriting Agreement, dated January 19, 2011, between Isle of Capri Casinos, Inc. and Deutsche Bank Securities Inc.
5.1	Opinion of Mayer Brown LLP
23.1	Consent of Mayer Brown LLP (included in Exhibit 5.1 hereto)
99.1	Press Release, dated January 20, 2011